EXHIBIT 32.1

             Certification of Chief Executive Officer and President
                       Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, Pinchas Althaus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to the Form 10-SB of Empire Minerals Corp. fully complies with the requirements of Section 13(a) of 15(d) of the Securities Act of 1934 and that information contained in such Amendment No. 1 to the Form 10-SB fairly presents in all material respects the financial condition and results of operations of Empire Mineral Corp.

Date: September 28, 2007                    /s/ Pinchas Althaus
                                            ------------------------------------
                                            Pinchas Althaus
                                            President and Chief Executive
                                            Officer